                                                                       Exhibit 1




                                 Carnival Corporation

                                Underwriting Agreement

                                                              [Date]
                                                              New York, New York


To the Representatives
  named in Schedule I
  hereto of the Underwriters
  named in Schedule II hereto


Ladies and Gentlemen:

          Carnival Corporation, a company incorporated under the laws of the Republic of Panama (the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, [the principal amount] [the aggregate number of shares] of its securities identified in Schedule I hereto (the ["Firm] ["]Securities"), [to be issued under an indenture (the "Indenture") dated as of __________, 199_, between the Company and _______________________________, as trustee (the "Trustee")]. [The Company also grants to the Underwriters, severally and not jointly, the right to purchase at their election in the aggregate all or any part of the number of additional Securities (the "Optional Securities") set forth on Schedule I to cover over-allotments. The Firm Securities, together with all or any part of the Optional Securities, are collectively herein called the "Securities".] [The Securities may be converted into Class A Common Stock, par value $.01 per share, of the Company (the
"Class A Common Stock") in accordance with the terms of the Securities and the Indenture.] If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives," as used herein, shall each be deemed to refer to such firm or firms.

          [It is understood and agreed to by all parties that the Company is concurrently entering into an agreement (the "International Underwriting Agreement") providing for the sale by the Company of up to a total of ________ shares of the Securities (the "International Securities"), including the over-allotment option thereunder, through arrangements with certain underwriters outside the United States (the "International Underwriters"), for whom _____________ and ____________ are acting as lead managers. Anything herein or therein to the contrary notwithstanding, the respective closings under this Agreement and the International Underwriting Agreement are hereby expressly made conditional on one another. The Underwriters hereunder and the International Underwriters are simultaneously entering into an


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                                                                             2


Agreement between U.S. and International Underwriting Syndicates (the "Agreement between Syndicates") which provides, among other things, for the transfer of shares of Securities between the two syndicates. Two forms of prospectus are to be used in connection with the offering and sale of shares of Securities contemplated by the foregoing, one relating to the Securities hereunder and the other relating to the International Securities. The latter form of prospectus will be identical to the former except for the front cover page, back cover page, and the text under the captions "Underwriting" and "Taxation." Except as used in Sections 2, 3, 4 and 9 herein, and except as the context may otherwise require, references hereinafter to the Securities shall include all the shares of Securities which may be sold pursuant to either this Agreement or the International Underwriting Agreement, and references herein to any prospectus whether in preliminary or final form, and whether as amended or supplemented, shall include both the U.S. and the international versions thereof.]

               1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section l. Certain terms used in this Section 1 are defined at the end of this
Section 1.

               (a) If the offering of the Securities is a Delayed Offering (as specified in Schedule I hereto), paragraph (i) below is applicable and, if the offering of the Securities is a Non-Delayed Offering (as so specified), paragraph (ii) below is applicable.

                 (i) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. The offering of the Securities is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Securities and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus includes all such information required by the Act and the rules and regulations thereunder to be included therein as of the Effective Date. The Company will next file with the Commission pursuant to Rule 424(b)(2) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Securities and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time


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                                                                             3


          or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond those contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                     (ii) The Company meets the requirements for the use of Form S-3 under the Act and has filed with the Commission a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (x) a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b)(1) or (4), or (y) prior to the effectiveness of such registration statement, an amendment to such registration statement, including the form of final prospectus supplement. In the case of clause (x), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Securities and the offering thereof. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

               (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") [and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act")] and the respective rules thereunder; such registration statement (as so amendment, if applicable), including any Rule 430A Information or Rule 434 Information, is referred to herein as the "Registration Statement"; PROVIDED, that if the Company files a registration statement with the Commission pursuant to Rule 462(b) (the "Rule 462 Registration Statement"), then, after such filing, all references to "Registration Statement" shall also be deemed to include the Rule 462 Registration Statement; on the Effective Date,


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                                                                             4


the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; [on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder]; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company makes no representations or warranties as to [(i) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the Trust Indenture Act of the Trustee or (ii)] the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

               (c)  Each of the Company and each of the subsidiaries listed on
Schedule IV hereto ("Subsidiaries") had been duly incorporated and is in good standing under the laws of its jurisdiction, has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business which requires such qualification (except where the failure to be so incorporated, qualified or in good standing does not, and can reasonably be expected in the future not to, have a material adverse effect upon the general affairs, business, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole).

               (d) The Company, directly or indirectly, holds goods and marketable title to each of the vessels listed on the Schedule V hereto, subject only to the liens disclosed on such Schedule V and maritime liens in the ordinary course of business.

               (e) Each vessel listed on Schedule V hereto is duly registered, except as noted on Schedule V, under the laws of the jurisdiction listed opposite its name on Schedule V.

               [other representatives and warranties will be added depending on the requirements of the issuance]

          The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the


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                                                                             5


Registration Statement, the Rule 462(b) Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date including, in the case of a Non-Delayed Offering, any Preliminary Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities, including the Basic Prospectus, included in the Registration Statement at the Effective Date; PROVIDED that, if the Company elects to rely upon Rule 434, then all references to the "Final Prospectus" shall also be deemed to include the term sheet (the "Term Sheet") in the form furnished to the Underwriters by the Company in reliance on Rule 434, and all references in this Agreement to the date of the Final Prospectus shall mean the date of the Term Sheet. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information and any Rule 434 Information deemed to be included therein at the Effective Date as provided by Rule 430A or Rule 434 as the case may be. "Rule 415," "Rule 424," "Rule 430A," "Rule 434" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. "Rule 434 Information" means information with respect to the Securities deemed to be incorporated by reference into the Registration Statement pursuant to Rule 434. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Non-Delayed Offering" shall mean an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the securities so offered must be included in such registration statement at the effective date thereof. A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 which

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                                                                             6


does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. Whether the offering of the Securities is a Non-Delayed Offering or a Delayed Offering shall be set forth in Schedule I hereto.

          2. PURCHASE AND SALE. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, [at the purchase price set forth in
Schedule I hereto the principal amount of the [Firm] Securities set forth opposite such Underwriter's name in Schedule II hereto, except that, if Schedule I hereto provides for the sale of [Firm] Securities pursuant to delayed delivery arrangements, the respective principal amounts of [Firm] Securities to be purchased by the Underwriters shall be as set forth in Schedule II hereto less the respective amounts of Contract Securities determined as provided below] [at a purchase price per share as set forth in Schedule I hereto, the number of Firm Securities (to be adjusted by you so as to eliminate fractional shares) as set forth opposite the name of such Underwriter on Schedule II hereto] [and in the event and to the extent that the Underwriters shall exercise their election to purchase Optional Securities, the Company agrees to sell to each Underwriter and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price [per share] as set forth in Schedule I hereto, that portion of the [number] [principal amount] of Optional Securities as to which such election shall have been exercised [(as adjusted by you so as to eliminate fractional shares)]. [Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securities."]

          [If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), substantially in the form of
Schedule III hereto but with such changes therein as the Company may authorize or approve. If so specified, the Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, the percentage set forth in Schedule I hereto of the principal amount of the Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts, if any, are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions, or such other types of investors as may be set forth in the Final Prospectus, and shall be subject to other conditions therein set forth. The Company will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each

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                                                                             7


such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; PROVIDED, HOWEVER, that the total principal amount of Securities to be purchased by all Underwriters shall be the aggregate principal amount set forth in Schedule II hereto less the aggregate principal amount of Contract Securities.

          You are to submit to the Company, at least three business days prior to the Closing Date (as hereinafter defined), the names of any institutional investors with which it is proposed that the Company enter into Delayed Delivery Contracts, the principal amount of Offered Securities to be purchased by each of them and the date of delivery thereof, and the Company will advise you, at least two business days prior to the Closing Time, of the names of the institutions with which the making of Delayed Delivery Contracts is approved by the Company and the principal amount of Offered Securities to be covered by each such Delayed Delivery Contract.]

          3. DELIVERY AND PAYMENT. Delivery of and payment for the Firm Securities shall be made on the date and at the time specified in Schedule I hereto, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Underwriters' Securities being herein called the "Closing Date"). Delivery of and payment for the Optional Securities shall be on the date and at the time specified by you in the written notice given by you of the Underwriters' election to purchase the Optional Securities, or at such other time and date as you and the Company may agree upon in writing. Delivery of the Underwriters' Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer of immediately available funds in the amounts specified in Schedule I. Delivery of the Underwriters' Securities shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the office specified in Schedule I hereto. Certificates for the Underwriters' Securities shall be registered in such names and in such denominations as the Representatives may request not less than two full business days in advance of the Closing Date.

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                                                                             8


          The Company agrees to have the [Firm] Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 P.M. on the business day prior to the Closing Date. [The Company agrees to have the Optional Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 P.M. on the business day prior to the Time of Delivery for such Securities.]

          4. AGREEMENTS. The Company agrees with the several Underwriters that:

               (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus unless the Company has furnished you a copy for your prompt review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence reasonably satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

               (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules

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                                                                             9


thereunder, the Company promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance.

               (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earning statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

               (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing any Agreement Among Underwriters, this Agreement, [the Indenture,] the Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Securities.

               (e) The Company will arrange for the qualification of the Securities [and the shares of Class A Common Stock issuable upon conversion of the Securities] for sale under the securities laws of such jurisdictions as the Representatives may reasonably designate, and will maintain such qualifications in effect so long as required for the distribution of the Securities, PROVIDED that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

               (f) Until the business date set forth on Schedule I hereto, the Company will not, without the consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, [any debt securities issued or guaranteed by the Company (other than the Securities), which mature more than one year after the date hereof and which are substantively similar to the Securities], [or any shares of Class A Common Stock [or any other security convertible into or exchangeable for shares of Class A Common Stock] (other than upon conversion of [the Securities or] outstanding Convertible Securities or the issuance of shares or options pursuant to employee stock option or other benefit plans or pursuant to contracts with officers or employees of the Company or its subsidiaries)].

               (g) If and to the extent specified in Schedule I, the Company will use its reasonable best efforts to cause the Securities [and the shares of Class A Common Stock issuable upon conversion of the Securities] to be duly authorized for listing on the [New York] [American] Stock Exchange or [any other trading market] specified in Schedule I.


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                                                                             10


          5. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase the [Underwriters'] Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and [the Closing Date] [the Time of Delivery], to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

               (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 P.M. New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 4:30 P.M. New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 4:30 P.M. New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened. As Rule 462(b) allows increases in offering size even when pricing occurs after the Commission's business hours, the Rule 462(b) Registration Statement may be filed with the Commission from 5:30 P.M. to 10:00 P.M. (New York City time) by transmitting a copy thereof by facsimile or through an EDGAR transmission. The Rule 462(b) Registration Statement becomes effective automatically upon receipt by the Commission of the complete facsimile or EDGAR copy and payment of the filing fee. Payment of the filing fee after the close of banking hours may be made by the Company by instructing a bank or wire service to transmit a wire transfer in the requisite amount to the Commission as soon as practicable and providing specific certifications to the Commission, as provided in Rule
111(b) under the Act.

               (b) The Company shall have furnished to the Underwriters the opinion of Paul, Weiss, Rifkind, Wharton & Garrison ("Paul Weiss"), counsel for the Company, dated the [Closing Date] [such Time of Delivery], to the effect that:

                    [(i) Assuming that the Securities have been duly authenticated by the Trustee, the Securities have been duly executed, issued and delivered and constitute valid and legally binding obligations of the Company and are entitled to the benefits provided by the Indenture subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors rights and to general equity principles; and the Securities and the Indenture conform in all material respects to the descriptions thereof in the Final Prospectus;]

                    [(ii) The Indenture has been duly executed and delivered by the Company and constitutes a valid and legally binding instrument, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;]

                    (iii) [Each of] this Agreement [and the International Underwriting Agreement] has been duly executed and delivered by the Company;

                    (iv) No consent, approval, authorization, order, registration or qualification of or with any New York or federal court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by the Final Prospectus[,] [or] this Agreement [the International Underwriting Agreement] [or the Indenture], except such as have been obtained under the Act [and the Trust Indenture Act] and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                    (v) The first, second, third and fourth sentences of the first paragraph, the first, second and third sentences of the second paragraph and the second and third sentences of the third paragraph of the section of the Final Prospectus relating to the Securities captioned "Certain Considerations -- Income Taxes" contain a fair and accurate general description of the U.S. Federal tax provisions discussed therein;

                    (vi) The Company is not an "investment company" as such term is defined in the Investment Company Act; and

                    (vii) The [Securities] [and] [the Class A Common Stock] conform[s] in all material respects to the description of [Securities] [and] [the Class A Common Stock] contained in the Final Prospectus.

          In addition, such counsel shall state that on the basis of the participation of such counsel in conferences at which the contents of the Registration Statement and the Final Prospectus and related matters were discussed, but without independent verification by such counsel of the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Final Prospectus, any amendment or supplement thereto or any documents incorporated by reference in the Final Prospectus or any amendment or supplement thereto, that they have no knowledge that (other than the [Statement of Eligibility on Form T-1,] financial statements, schedules and other financial or statistical data which are or should be contained therein, as to which such counsel need express no statement):

                    (A) The documents incorporated by reference in the Final Prospectus or any further amendment or supplement thereto made by the Company prior to [the Closing Date] [such Time of Delivery], when they became effective or were filed with the Commission, as the case may be, (i) did not comply as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and (ii) contained in the case of a registration statement which became effective under the Act, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

                    (B)(i) The Registration Statement and the Final Prospectus and any further amendment and supplements thereto made by the Company prior to [the Closing Date] [such Time of Delivery], did not comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; (ii) as of their respective effective date, the Registration Statement or any further amendment thereto made by the Company prior to [the Closing Date] [such Time of Delivery] contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Final Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of [the Closing Date] [such Time of Delivery], either the Registration Statement or the Final Prospectus or any further amendment or supplement thereto made by the Company prior to [the Closing Date] [such Time of Delivery] contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and (iii) any amendment to the Registration Statement required to be filed with the Commission or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Final Prospectus or required to be described in the Registration Statement or the Final Prospectus which are not filed or incorporated by reference or described as required.

               (c) The Company shall have furnished to the Underwriters the opinion of Arnaldo Perez, Esq., General Counsel for the Company, dated [the Closing Date] [such Time of Delivery], to the effect that:

                    (i) To the knowledge of such counsel, the Company has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and declarations and filings with, all federal, state, local and other governmental authorities, to own, lease, license, and use its properties and assets and to conduct its business in the manner described in the Final Prospectus (except for such consents, authorizations, approvals, orders, licenses, certificates, permits, declarations and filings, which the failure to have obtained, individually or in the aggregate, does not and can reasonably be expected in the future not to have a material adverse effect on the general affairs, business, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole);

                    (ii) To the knowledge of such counsel, HAL Antillen N.V. ("HAL") has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities, to own, lease, license, and use its properties and assets and to conduct its business in the manner described in the Final Prospectus (except for such consents, authorizations, approvals, orders, licenses, certificates, permits, declarations and filings, which the failure to have obtained, individually or in the aggregate, does not, and can reasonably be expected in the future not to, have a material adverse effect on the general affairs, business, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole);

                    (iii) To the knowledge of such counsel, except as set forth in Schedule IV to this Agreement, all of the issued shares of capital stock of each Subsidiary of the Company are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, security interests or claims;

                    (iv) To the knowledge of such counsel, and other than as set forth in the Final Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its

          Subsidiaries, could reasonably be expected to individually or in the aggregate have a material adverse effect on the general affairs, business, financial position, shareholders' equity or results of operations of the Company and its Subsidiaries, taken as a whole; and, to the knowledge of such counsel, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                    (v) To the knowledge of such counsel, the issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities[, the Indenture] and this Agreement [and the International Underwriting Agreement] and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or, to the knowledge of such counsel, any statute or any order, rule or regulation binding on the Company or any of the Subsidiaries or any of their properties; and

                    (vi) To the knowledge of such counsel, the Company is not
          (A) in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree, except as may be properly described in the Final Prospectus or such as in the aggregate do not now have, and can reasonably be expected in the future not to have, a material adverse effect on the general affairs, business, financial position, shareholders' equity or results of operations of the Company and the Subsidiaries, taken as a whole; nor is the Company required to take any action in order to avoid any such violation or default;
          (B) in violation or breach of, or in default with respect to, complying with any material provision of any contract, agreement, instrument, lease, license, arrangement or understanding which is material to the Company and its Subsidiaries, taken as a whole; or
          (C) in violation or breach of, or in default with respect to, any term of its certificate of incorporation (or other charter document) or by-laws.

               (d) The Company shall have furnished to the Underwriters the opinion of Tapia, Linares Y Alfaro, Panamanian counsel for the Company, dated [the Closing Date] [such Time of Delivery], to the effect that:

                    (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the

          Republic of Panama, with power and authority (corporate and other) to own, lease, license and use its properties and conduct its business as described in the Final Prospectus;

                    (ii) This Agreement[, the Indenture] [the International Underwriting Agreement] and the Securities have been duly authorized;

                    (iii) No consent, approval, authorization, order, registration or qualification of or with any Panamanian court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement [the International Underwriting Agreement] [or the Indenture], except such as have been obtained under the Act [and the Trust Indenture Act] and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                    (iv) The Company has an authorized capitalization as set forth in the Final Prospectus, and all of the issued shares of capital stock of the Company[, including the Securities] have been duly and validly authorized and issued, and are fully paid and non-assessable; and

                    (v) To the knowledge of such counsel, the Company is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree, except as may be properly described in the Final Prospectus or such as in the aggregate do not now have, and can reasonably be expected in the future not to have, a material adverse effect on the general affairs, business, financial position, shareholders' equity or results of operations of the Company and the Subsidiaries, taken as a whole.

               Each such opinion described in 4(b), (c) and (d) above shall be in form and substance reasonably satisfactory to the Representatives. In rendering such opinions described in 4(b), (c) and (d) above, each such counsel may rely (i) as to matters involving the application of laws other than the laws of the jurisdiction in which such counsel practices, to the extent such counsel deems proper and to the extent specified in such opinion, upon an opinion or opinions (in form and substance reasonably satisfactory to counsel for the Underwriters) of other counsel, reasonably acceptable to counsel for the Underwriters, familiar with the applicable laws; (ii) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company or of any of the Subsidiaries; and (iii) to the extent such counsel deems proper, upon written statements or certificates of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company or of any of the Subsidiaries, and on the absence of a telegram from the Commission. References to the Final Prospectus in paragraph 4(b) through (d) include any amendments or supplements thereto filed prior to [the Closing Date] [such Time of Delivery].

               (e) The Company shall have furnished to the underwriters a certificate of the Company, signed by the General Counsel of the Company, dated [the Closing Date] [such Time of Delivery], to the effect that to the knowledge of the signer of such certificate after reasonable investigation (as defined below):

                    (i) each of the Company and each of the Subsidiaries has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business which requires such qualification (except where the failure to be so qualified or in good standing does not, and can reasonably be expected in the future not to, have a material adverse effect upon the general affairs, business, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole);

                    (ii) the Company, directly or indirectly, holds good and marketable title to each of the vessels listed on Schedule V hereto, subject only to the liens disclosed on Schedule V and maritime liens in the ordinary course of business; and

                    (iii) each vessel listed on Schedule V hereto is duly registered, except as noted on Schedule V, under the laws of the jurisdiction listed opposite its name on Schedule V.

               As used in the certificate described in this paragraph (e), "reasonable investigation" includes obtaining and reviewing, as appropriate, (i) as to matters involving the application of laws other than the laws of Florida and respecting the corporate existence or good standing of the Company or any of the Subsidiaries, oral or written statements, advice or opinions of other counsel familiar with the applicable laws and legal status of the Company and its Subsidiaries, and (ii) as to matters of fact, certificates of responsible officers of the Company of any of the Subsidiaries.

               (f) The Underwriters shall have received from Sullivan & Cromwell, counsel for the Underwriters, such opinion or opinions, dated [the Closing Date] [such Time of Delivery], with respect to the validity of [the Indenture,] the Securities, [shares of Class A Common Stock initially issuable upon conversion of the Securities] [any Delayed Delivery Contracts,] the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

               (g) The Company shall have furnished to the Underwriters a certificate of the Company, signed by the Chairman of the Board or the President or any Senior Vice President or Vice President and the principal financial or accounting officer of the Company or treasurer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

                    (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of [the Closing Date] [such Time of Delivery] with the same effect as if made on [the Closing Date] [such Time of Delivery] and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to [the Closing Date] [such Time of Delivery];

                    (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                    (iii) since the date of the most recent audited financial statements included in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

               (h) At [the Closing Date] [such time of delivery], Price Waterhouse shall have furnished to the Underwriters a letter or letters (which may refer to letters previously delivered to one or more of the Representatives), dated as of [the Closing Date][such Time of Delivery], in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                    (i) in their opinion the audited financial statement schedules included or incorporated in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                    (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its Subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which could not necessarily reveal matters of significance with respect to the comments set forth in such letter, a reading of the minutes of the meetings of the stockholders, directors and executive and audit committees of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its Subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements in or incorporated in the Final Prospectus, nothing came to their attention which caused them to believe that:

                    (A) any unaudited financial statements included or incorporated in the Registration Statement and the Final Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus;

                    (B) with respect to the period subsequent to the date of the most recent financial statements (other than any capsule information), audited or unaudited, in or incorporated in the Registration Statement and the Final Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Final Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or net assets as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Final Prospectus, or for the period from the date of the most recent financial statements included or incorporated in the Registration Statement and the Final Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year in consolidated net revenues, operating income, net income or earnings per share, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                    (C) the amounts included in any unaudited "capsule" information included or incorporated in the Registration Statement and the Final Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus;

                         (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus [and in Exhibit 12 to the Registration Statement], including the information included or incorporated in Items 6, 7 and 11 of the Company's Annual Report on Form 10-K, incorporated in the Registration Statement and the Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

                         (iv) if pro forma financial statements are included or incorporated in the Registration Statement and the Final Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and the acquired company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

          References to the Final Prospectus in this paragraph (h) include any supplement thereto at the date of the letter.

          In addition, except as provided in Schedule I hereto, at the Execution Time, Price Waterhouse shall have furnished to the Representatives a letter or letters, dated as of the Execution Time, in form and substance satisfactory to the Representatives, to the effect set forth above.

               (i) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (h) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries, taken as a whole, the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

               (j) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purpose of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

               (k) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

               [(l) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.]

               [(m) If and to the extent specified in Schedule I, the Securities shall have been duly authorized for listing by the securities exchange or exchanges specified in Schedule I subject only to official notice of issuance.]

               (n) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iii) is in your reasonable judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being issued at such Time of Delivery on the terms and in the manner contemplated by the Prospectus.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

          6. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the sale of the Securities provided for herein is not consummated by reason of any failure on the part of the Company to perform any covenant or agreement or satisfy any condition of this Agreement to be performed or satisfied by it, the sole liability of the Company to each of the Underwriters, in addition to the obligations of the Company pursuant to Sections 3 and 7 will be to reimburse the Underwriters for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities not so delivered. Otherwise, if this Agreement shall be terminated, the Company shall not then be under any liability to any Underwriter except as provided in Section 4(d) and Section 7 hereof.

          7. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein; and, PROVIDED FURTHER, that the Company will not be liable to any Underwriter with respect to any loss, claim, damage or liability arising out of or based on any untrue statement or alleged untrue statement or omission or alleged omission to state a material fact in the Preliminary Final Prospectus which is corrected in the Final Prospectus if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Final Prospectus, including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, at or prior to the written confirmation of the sale of such Securities to such person. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

               (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors and officers and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

               (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation conducted by the Underwriters at the request of the Company. Notwithstanding anything to the contrary contained herein, an indemnifying party will not be liable for any settlement of any claim or action effected without its prior written consent.

               (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Underwriters from the offering of the Securities. If the allocation provided by the immediately preceding sentence is unavailable for any reason or if the indemnified party failed to give the notice required under subsection (c) above, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Underwriters, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and the failure of an indemnified party to give notice under subsection (c) above (to the extent such failure is prejudicial to an indemnifying party). The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

          8. DEFAULT BY AN UNDERWRITER. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; PROVIDED, HOWEVER, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 8 [the Closing Date] [the Time of Delivery] shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

          9. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

          10. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, at the address specified in
Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 3655 N.W. 87th Avenue, Miami, FL 33178-2428, attention of the legal department.

          11. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

          12. APPLICABLE LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.


                              Very truly yours,

                              Carnival Corporation



                              By:
                                 --------------------------


The foregoing Agreement is
hereby confirmed and accepted
as of the date specified in
Schedule I hereto.



[Insert names of Underwriter
Representatives]


By:
   ----------------------------

                                      SCHEDULE I



Underwriting Agreement dated _______________

Registration Statement No. ______________

Representative(s):  _____________________________________________

_________________________________________________________________

Title, Purchase Price and Description of Securities:

     Title:  _________________________________

     [Principal amount:  ______________]  [Number of shares:  ______]

     [Maximum [principal amount] [number of shares] of Optional Securities to cover over-allotments: ______]

     Purchase price of the Securities:       __________ [(plus accrued interest
                                             from ___________)] [per share]

     [Maturity:  ________________]

     [Interest Rate: ________% per annum]

     [Initial Conversion [Price] [Rate]: _______]

     [Interest Payment Dates:  ______________]

     [Sinking fund provisions:     None]

     [Redemption provision:   At any time at the option of the Company, as a
                              whole but not in part, at 100% of the principal amount plus accrued interest to the date of redemption in the event of certain changes affecting Panamanian withholding taxes in accordance with Section ___ of the Indenture.]

     Other provisions:   None

Closing Date, Time and Location: ______________, 9:30 A.M., Sullivan & Cromwell, 125 Broad Street, New York, New York

Specified Funds for Payment of Purchase Price:  Immediately available funds

Type of Offering:   [Delayed Offering] [Non-Delayed Offering]



Listing:  ________

[Delayed Delivery Arrangements:

     Fee:

     Minimum principal amount of each contract:     $____________
     Maximum aggregate principal amount of all contracts:  $___________]

Date referred to in Section 4(f) after which the Company may offer or sell _________ [name of security] without the consent of the Representative: [The date after the Closing Date]

Modification of items to be covered by the letter from Price Waterhouse delivered pursuant to Section 5(i) at the Execution Time: [None]

                                     SCHEDULE II


                                                            [[Principal Amount]
                               [Principal Amount]           [Number of Shares]
                               [Number of Shares]           to be purchased if
                             of [Firm] Securities to          Maximum Option
     Underwriters                 be Purchased                   Exercised]
     ------------            -----------------------        -------------------

                                     SCHEDULE III


                              Delayed Delivery Contract

                                                                           , 19


[Insert name and address
  of lead Representative]


Dear Sirs:

          The undersigned hereby agrees to purchase from Carnival Corporation (the "Company"), and the Company agrees to sell to the undersigned, on
19   (the "Delivery Date"), $        principal amount of the Company's
      (the "Securities") offered by the Company's Prospectus dated            ,
19  , and related Prospectus Supplement dated          , 19  , receipt of a copy
of which is hereby acknowledged, at a purchase price of     % of the principal
amount thereof, plus [accrued interest] [amortization of original issue
discount], if any, thereon from            , 19 , to the date of payment and
delivery, and on the further terms and conditions set forth in this contract.

          Payment for the Securities to be purchased by the undersigned shall be made on or before 11:00 A.M., New York City time, on the Delivery Date to or upon the order of the Company in immediately available funds, at your office or at such other place as shall be agreed between the Company and the undersigned, upon delivery to the undersigned of the Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written or telegraphic communication addressed to the Company not less than three full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of Securities to be purchased by the undersigned on the Delivery Date.

          The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date, and the obligation of the Company to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that (1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus and Prospectus Supplement mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

          This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

          It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

          This agreement shall be governed by and construed in accordance with the laws of the State of New York.


                              Very truly yours,



                              -----------------------
                                (Name of Purchaser)


                              By
                                ---------------------------
                                (Signature and Title of
                                   Officer)


                              -----------------------------
                                   (Address)
Accepted:

Carnival Corporation



By
  ---------------------------
   (Authorized Signature)

                                     SCHEDULE IV


                                                                   Capital Stock
          Subsidiary                                                 Ownership
          ----------                                                 ---------

                                      SCHEDULE V


                                Jurisdiction of
          Vessels                 Registration                   Liens
          -------                 ------------                   -----